Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

File by the Registrant                     [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]   Preliminary Proxy Statement          [ ] Confidential, for use of the
[XX]   Definitive Proxy Statement               Commission only (as permitted by
[  ]   Definitive Additional Materials          Rule 14a-6(e)(2))
[  ]   Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                              WORLD SERVICES, INC..
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            Ronne Tarrell, President
                           --------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:


[  ]      Fee paid previously with preliminary materials.
----------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
               (1)  Amount Previously Paid:
               (2)  Form, Schedule or Registration Statement No.:
               (3)  Filing Party:
               (4)  Date Filed:

                              WORLD SERVICES, INC.
                          724 North Kline, P.O. Box 786
                          Aberdeen, South Dakota 57402
--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                            Be Held on June 28, 2001
 ------------------------------------------------------------------------------

                                                                    May 15, 2001

TO THE SHAREHOLDERS OF WORLD SERVICES, INC.:

     The Annual Meeting of Shareholders of World Services, Inc., a South Dakota corporation, will be held at the Ramada Inn, 2727 Sixth Avenue Southeast, Aberdeen, South Dakota 57401 on June 28, 2001 at 2:00 p.m. local time, to consider and take action on:

     1. The election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2. Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     The discussion of the proposal set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of common stock at the close of business on May 15, 2001, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

     You are cordially invited to attend the meeting in person and we hope that you will find it convenient to attend.

     Whether or not you expect to be present at the meeting, you are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                            By Order of the Board of Directors:
                                            Ronne Tarrell, President

     Please date, sign, and promptly return your proxy so that your shares may be voted in accordance with your wishes. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

                             YOUR VOTE IS IMPORTANT

                              WORLD SERVICES, INC.
                          724 North Kline, P.O. Box 786
                          Aberdeen, South Dakota 57402

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 28, 2001

                                                                    May 15, 2001

     This Proxy Statement is being furnished to shareholders of World Services, Inc. in connection with the solicitation of proxies by and on behalf of the World Services Board of Directors for use at the Annual Meeting of shareholders of World Services (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 2:00 p.m. local time, at the Ramada Inn, 2727 Sixth Avenue Southeast, Aberdeen, South Dakota 57401 on June 28, 2001. This Proxy Statement will be first mailed to the shareholders on or about May 25, 2001.

                                VOTING SECURITIES

     Holders of record of World Services's common stock (the "Common Stock") at the close of business on May 15, 2001 (the "Record Date") will be entitled to vote on all matters. On the Record Date, we had 2,640,000 shares of Common Stock outstanding. The holders of shares of Common Stock are entitled to one vote per share. World Services' voting securities include only our outstanding Common Stock.

     A majority of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present:

     the five nominees for the Board receiving the greatest number of affirmative votes will be elected as directors (proposal 1)

     Management may also recommend that the meeting be adjourned if a quorum is not present. Management has not determined whether to do so, however.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on a particular matter.

     If you give a proxy pursuant to this solicitation, you may revoke it at any time before it is voted either by giving notice of the revocation thereof to the Secretary of World Services, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

     We will bear the cost of the solicitation. In addition to solicitation by mail, we will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of World Services's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of World Service common stock as of May 15, 2001, by: (i) each of the directors and nominees for director, individually; (ii) each of the executive officers, individually; (iii) all executive officers and directors of World Services as a group; and (iv) all those known by World Services to be beneficial owners of more than five percent of its common stock. The table does not include information regarding shares of Common Stock held in the names of certain depositories/clearing agencies as nominee for various brokers and individuals. No such broker or individual is believed to hold greater than 5% of World Services' Common Stock.


Name & Address of Beneficial Owner               Amount of Beneficial Ownership          Percent of Class
----------------------------------               ------------------------------          ----------------

Ronne Tarrell (1)(3)                             3,922 shares                            *
Delores Bower (4)                                141,033 shares                          5.3%
David Jorgenson (1)                              1,706 shares                            *
Delbert Harty (1)(3)                             8,726 shares                            *
Terry Heinz (1)                                  471 shares                              *
All executive officers & directors as            155,858 shares                          5.9%
a group (five persons).  The address
for all above executive officers and
directors is 724 N. Kline, P.O. Box
786, Aberdeen, SD 57402-0786
Murray Woulfe                                    223,450 shares (5)                      8.2%
HCR 70 Box 2206
Lake George, MN 56458

* Less than one percent.

(1)  Ownership is direct.

(2) There are no warrants outstanding by which any officer, director, or other person has the right to purchase shares of World Services' Common Stock.

(3) These shares are held in escrow pursuant to an agreement with the Director of Securities of South Dakota until, if ever, World Services achieves net earnings per share of $0.10 for any three year period, two of which must be consecutive.

(4) All shares are held in the name of the Delores Bower Trust, Delores Bower Trustee. 91,177 of these shares are held in escrow pursuant to an agreement with the Director of Securities of South Dakota until, if ever, World Services achieves net earnings per share of $0.10 for any three year period, two of which must be consecutive.

(5) Ownership is direct. 155,883 of these shares are held in escrow pursuant to an agreement with the Director of Securities of South Dakota until, if even, World Services achieves net earnings per share of $0.10 for any three year period, two of which must be consecutive.

     We know of no arrangement, the operation of which may, at a subsequent date, result in change in control of World Services.


                                   PROPOSAL 1-
                              ELECTION OF DIRECTORS

     The following persons are nominated as directors of World Services for a term of one year and until the election and qualification of their successors:

                  Ronne Tarrell                  Delores Bower
                  David Jorgenson                Terry Heinz
                  Delbert Harty

     These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Board of Directors of World Services, unless a shareholder withholds authority to vote for any or all of the nominees. The five nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

Identification of Directors and Executive Officers
--------------------------------------------------

     The officers and directors of World Services are listed below. The directors of World Services are elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. The officers of World Services are elected by the Board of Directors and hold office until their successors are elected and qualified.

     The current officers and directors of World Services and their positions are:

Name                       Age                 Position
----                       ---                 --------

Ronne Tarrell              59                  President, Director
Delores Bower              57                  Vice President, Director
David Jorgenson            65                  Director
Delbert Harty              63                  Director
Terry Heinz                45                  Secretary, Treasurer, Director

     A brief summary of the business experience of each person who is currently an officer or director of World Services, and such person's service with World Services is as follows:

Ronne Tarrell. Mr. Tarrell has been president since 1993 and a director of World Services since 1990. He is a licensed realtor in the State of South Dakota and is currently a broker-associate with Real Estate Associates in Aberdeen, South Dakota; prior to that he owned and operated Tarrell Realty for more than the previous five years. Mr. Tarrell is not a director of any other corporation which has a class of securities registered under the Securities Exchange Act of 1934.

Delores Bower. Ms. Bower has been Vice President and a Director of World Services since 1990. She has been financial director of Midwest Paint, a privately held company in Rapid City (formerly in Aberdeen), South Dakota, for more than the past five years. Mrs. Bower is not a director of any other corporation which has a class of securities registered under the Securities Exchange Act of 1934.

David Jorgenson. Mr. Jorgenson was Secretary and Treasurer from 1993 until 1998, and a director of World Services since 1990. Mr. Jorgenson is manager of a small business in Aberdeen, South Dakota. For the five prior years, Mr. Jorgenson was a state video lottery inspector for the State of South Dakota Lottery Commission. In addition, Mr. Jorgenson manages his own investments. Mr. Jorgenson is not a director of any other corporation which has a class of securities registered under the Securities Exchange Act of 1934.

Delbert Harty. Mr. Harty has been a director of World Services since 1993. He has been retired for more than the last five years, and currently manages his personal investments. Prior to retirement he was employed as a machinist. Mr. Harty is not a director of any other corporation which has a class of securities registered under the Securities Exchange Act of 1934.

Terry Heinz. Mr. Heinz has been a director of World Services since 1993 and Secretary-Treasurer from 1998. At present Mr. Heinz is the account manager at Northwestern Communications, successor to NorCom Advanced Technologies, Inc., a direct marketing firm in Aberdeen, South Dakota. From April 1984 until October 1993 he was a sales representative for Dial-Net, a marketing firm in Sioux Falls, South Dakota. Mr. Heinz is not a director of any other corporation which has a class of securities registered under the Securities Exchange Act of 1934.

Meetings of the Board and Committees
------------------------------------

     The Board of Directors held three formal meetings during the fiscal year ended December 31, 2000 and two meeting subsequently through May 15, 2001. Each director attended all of the formal meetings either in person or by telephone with the exception of Delores Bower who was unable to attend one of the meetings in 2001, and Delbert Harty and Terry Heinz, each of whom was unable to attend one of the meetings in 2000. In addition, regular communications were maintained throughout the year among all of the officers and directors of the World Services.

     We do not have a standing audit, compensation, or nomination committee.

Significant Employees
---------------------

     We have no salaried employees at the present time. We pay compensation to our president as an independent contractor.

Family Relationships
--------------------

     There are no family relationships among any of our officers and/or directors.

Involvement in Certain Legal Proceedings
----------------------------------------

     During the past five years, no current director, executive officer, promoter or control person of World Services has been involved in any legal proceedings of the type required to be disclosed by and described in Item 401(d) of Regulation S-B of the Securities Act of 1933.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires a company's directors and officers and persons who own more than 10% of the company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater-than-10% shareholders are required by SEC regulation to furnish the company with copies of all Section 16(a) reports filed.

     Based solely on our review of the copies of the reports we received from persons required to file, we believe that during the period from January 1, 2000 through April 30, 2001, all filing requirements applicable to officers, directors, and greater-than-10% shareholders were complied with in accordance with the requirements of Section 16(a).


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table
--------------------------

     The following table sets forth information regarding compensation paid to the chief executive officer and the other principal officers of World Services for the three years ended December 31, 2000. No other person who is currently an executive officer of World Services earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to him by us and any subsidiary.

======================================================================================================================

                                    Annual Compensation                 Long Term Compensation
                            -------------------------------     ------------------------------------
                                                                          Awards             Payout
                                                                ------------------------------------
                                                                                Options
  Name and                                                      Restricted        &           LTIP       All Other
  Position        Year       Salary       Bonus       Other      Awards         SAR's        Payout     Compensation
  --------        ----       ------       -----       -----      ------         -----        ------     ------------

Ronne Tarrell,    2000      $22,000        -0-         -0-        -0-            -0-          -0-           -0-
President and     1999      $22,000        -0-         -0-        -0-            -0-          -0-           -0-
    Chief         1998      $22,000        -0-         -0-        -0-            -0-          -0-           -0-
  Executive
   Officer
=====================================================================================================================


Compensation Under Plans
------------------------

     We have no stock option plan, stock bonus plan, other compensatory plan or arrangement, or employee benefit plan for employees, consultants, officers, or directors.

Long Term Incentive Compensation Plans, Defined Benefit and Actuarial Plans
---------------------------------------------------------------------------

     We have no long term incentive compensation plans, defined benefit plans, or actuarial plans. There are no plans to pay bonuses or deferred compensation to employees of World Serves. We have not adopted any medical, life or other insurance plan for our employees.

Compensation of Directors
-------------------------

     We pay each of our directors $150 for their services at each meeting he or she attends. We paid a total of $3,750 to our directors for six meetings in 1999 and a total of $1,950 for three meetings in 2000. In addition, officers and directors may receive reimbursement for out-of-pocket expenses incurred by them in connection with the business of World Services.

     We have no other arrangements and we did not pay any other compensation to any officer or director of World Services for services rendered to World Services during the 2000 fiscal year.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There have been no transactions between officers, directors and significant shareholders of World Services. World Services is an independent entity and therefore is not controlled by any parent entity.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected the independent accounting firm of Hein + Associates LLP with respect to audit of our consolidated financial statements for the fiscal year ending December 31, 2001. Hein + Associates LLP has audited our financial statements for many prior fiscal years. A representative of Hein + Associates LLP is not expected to be present at the Annual Meeting.

     Audit Fees. In connection with professional services rendered for the audit of our annual financial statement for our fiscal year ended December 31, 2000, and the reviews of the financial statements included in our quarterly reports filed on Form 10-Q for our 2000 fiscal year, we were billed fees in the aggregate amount of $8,071.15.

     Financial Information Systems Design and Implementation Fees. Hein + Associates LLP did not provide any services related thereto, and therefore we did not incur any fees. Moreover, we do not have and Hein + Associates LLP did not perform any work in connection with designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole and therefore we did not incur any fees.

     All Other Fees. No fees other than those mentioned above were billed for services rendered by our principal accountant for the most recent fiscal year.

     The board of directors has considered the information described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above and believes that it is compatible with maintaining the independence of Hein + Associates LLP.

     Hein + Associates LLP (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.


                           PROPOSALS FROM SHAREHOLDERS

     Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to we at World Services, Inc.,
Attention: Corporate Secretary, 724 North Kline, P.O. Box 786, Aberdeen, South Dakota 57402-0786 and must be received by us by January 2, 2002. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposals be forwarded by Certified Mail-Return Receipt Requested.


                          ANNUAL REPORT TO SHAREHOLDERS

     This proxy statement is being accompanied by our annual report to shareholders on Form 10-KSB for the year ended December 31, 2000. The annual report to shareholders does include the audited financial statements for World Services. Our other reports filed with the Securities and Exchange Commission are available electronically through the EDGAR filing system maintained at http://www.sec.gov.


                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                 By Order of the Board of Directors:
                 World Services, Inc.



                 Ronne Tarrell, President

                              World Services, Inc.
                          724 North Kline, P.O. Box 786
                          Aberdeen, South Dakota 57402

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Ronne Tarrell, Proxy, with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of World Services, Inc. held of record by the undersigned on May 15, 2001, at the Special Meeting of Shareholders to be held on June 28, 2001 and at any adjournments or postponements thereof.


1.        ELECTION OF DIRECTORS

          FOR all nominees listed below:             [ ]

WITHHOLD AUTHORITY: You may withhold authority to vote for any individual nominee if you mark the box next to the nominee's name below.)

         [ ]  Ronne Tarrell                          [ ]  Delores Bower
         [ ]  David Jorgenson                        [ ]  Delbert Harty
         [ ]  Terry Heinz

2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and will abstain from voting on all other matters.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


----------------------------------------
Signature

----------------------------------------
Signature if held jointly

Date:                                   , 2001
       ---------------------------------


                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE